UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                                   ----------

                                  MAY 25, 2004
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

            Virginia                      0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

P.O. Box 459
Edinburg, VA                                                       22824
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

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Item 5.

The information contained in this report on Form 8-K is being furnished pursuant to Item 5 as directed by the Securities and Exchange Commission in Release No. 34-47583 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

NEWS RELEASE

For further information, please contact Earle A. MacKenzie at 540-984-5192

               SHENANDOAH TELECOMMUNICATIONS COMPANY AMENDS SPRINT
                              AFFILIATE AGREEMENTS

Edinburg, VA (May 25, 2004) - Shenandoah Telecommunications Company (Shentel;
NASDAQ: SHEN) and its wireless subsidiary, Shenandoah Personal Communications Company, a PCS Affiliate of Sprint (NYSE: FON), announced the signing of an addendum to its management and services agreements with Sprint. The addendum provides Sprint with more flexibility in the negotiation of nationwide reseller agreements on the Sprint Nationwide Network and in return, provides Shentel a further reduction in charges from Sprint for back office services.

The addendum is a modification of the addendum signed by Shentel and Sprint on January 30, 2004. Under the terms of the addendum, Shentel has agreed to participate in all new and renewed reseller agreements signed through December 31, 2006. Additionally, Shentel signed a letter of agreement to participate in all existing Sprint reseller arrangements applicable to Shentel's Service area. In return, Shentel will receive a reduction in the monthly fee per subscriber paid to Sprint through December 2006 for back office services such as billing, customer care, collections and certain network services. The reduction per subscriber per month is $0.45 in 2004, $0.70 in 2005 and $0.95 in 2006.

About Shenandoah Telecommunications

      Shenandoah Telecommunications Company is a holding company that provides a broad range of telecommunications services through its operating subsidiaries. The

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Company is traded on the NASDAQ National Market under the symbol "SHEN." The
Company's operating subsidiaries provide local telephone, cable television, internet access, interexchange facilities, and PCS services, along with other associated services, to the four-state region from Harrisonburg, Virginia to Harrisburg and Altoona, Pennsylvania.

                                    * * * * *

This release contains forward-looking statements that are subject to various risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen factors. A discussion of factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in the Company filings with the SEC, including the Company's Annual Report on Form 10-K filed with the SEC on March 9, 2004. Those factors may include changes in general economic conditions, increases in costs and other competitive factors.

              SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARY
                                    COMPANIES

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      SHENANDOAH TELECOMMUNICATIONS COMPANY
                        (Registrant)


                      May 26, 2004   /S/ EARLE A. MACKENZIE
                                     ----------------------
                                         Earle A. MacKenzie
                                         Chief Financial Officer